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                                                                    Exhibit 10.2

                  FIRST AMENDMENT TO REAL ESTATE SALE CONTRACT


         THIS FIRST AMENDMENT TO REAL ESTATE SALE CONTRACT (the "First Amendment") is made as of May 30, 1997, by and between REALTY REFUND TRUST ("Seller") and MARK IV REALTY GROUP, INC., or its nominee, a to be formed venture, as agent for the purchaser ("Purchaser").

                                   WITNESSETH:

         WHEREAS, Seller and Purchaser have entered into a Real Estate Sale Contract ("Contract") relative to the purchase and sale of certain real estate commonly known as 230 North Michigan Avenue, Chicago, Illinois; and

         WHEREAS, by notice to Seller dated April 27, 1997, Purchaser exercised its right to extend the Closing Date to June 6, 1997, and in connection therewith increased to $200,000.00 the principal amount of the earnest money escrow deposit in the Escrow with the Escrow Agent; and

         WHEREAS, the parties desire to amend the Contract on the terms, provisions and conditions contained herein; and

         WHEREAS, unless otherwise defined herein, the capitalized terms used herein shall have the same meanings as defined in the Contract.

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby expressly acknowledged, the parties hereto agree as follows:

         1. CLOSING DATE. Section 6(a) of the Contract is hereby modified to read as follows:

                  (a) The Closing shall occur at the offices of Chicago Title and Trust Company in Chicago, Illinois on August 29, 1997. Purchaser shall receive possession of the Property on the Closing Date. The Closing shall be conducted through a customary "New York style" closing escrow the cost of which shall be divided equally between Seller and Purchaser.

         2. EXTENSION PAYMENT. In consideration for Seller granting Purchaser an extension in the Closing Date, Purchaser shall pay to Seller $300,000.00 (the "Extension Payment"). The Extension Payment shall be made to Seller as follows:
(a) $200,000 in the form of a transfer of the Earnest Money from the Escrow Agent to Seller immediately upon execution by Seller and Purchaser of this First Amendment (said sum, when received by Seller, to be partial receipt of the Extension Payment), and (b) Purchaser shall pay Seller $100,000 by check or wire transfer on or before June 16, 1997. Accordingly, the parties or their attorneys shall promptly sign and deliver appropriate instructions to the Escrow Agent directing her to deliver to Seller the $200,000 in


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Earnest Money on deposit, and any interest thereon to be returned to Purchaser.
If the transaction contemplated by the Contract closes, the Extension Payment shall be applied against the Purchase Price, and if the transaction does not close due to no fault of Seller, the Extension Payment shall be retained by Seller subject to the provisions of the Contract. All references to "Earnest Money" in Section 11 of the Contract shall hereafter be changed to "Extension Payment" as the term is defined in this First Amendment.

         3. PURCHASER'S CONDITIONS AND SELLER'S REPRESENTATIONS AND WARRANTIES.
(a) Section 5(a) of the Contract is hereby deleted.

                  (b) Notwithstanding anything to the contrary contained in Sections 3 and 5(b) of the Contract, Seller covenants that all representations and warranties contained in subsections a, c, o, p and q of Section 3 shall be true, complete and accurate as of the Closing Date, and Purchaser's obligation to purchase the Property shall be expressly conditioned upon such representations and warranties contained in subsections a, c, o, p and q of
Section 3 being true and correct as of the Closing Date.

                  (c) Notwithstanding anything to the contrary contained in Sections 3 and 5(b) of the Contract, the representations and warranties contained in subsections d, i, l, m and n of Section 3 of the Contract are hereby deleted.

                  (d) Notwithstanding anything to the contrary contained in Sections 3 and 5(b) of the Contract, Purchaser's obligation to purchase the Property shall not be conditioned upon the representations and warranties contained in subsections b (which representation is being made as of the date hereof only), e (except as to any proceedings or allegations relating to the building facade, which representation is being made as of the date hereof), f, g (which representation is being made as of the date hereof only), h, j or k of
Section 3 being true and correct as of the Closing Date; however, Seller hereby agrees to indemnify Purchaser and its successors, assigns, affiliates, directors, officers, employees and partners, and defend (with counsel reasonably acceptable to Purchaser) and hold each of them harmless from any and all claims, liabilities, damages, and penalties and any and all loss, cost, or expense incurred by any of the foregoing, incident to, resulting from, or in any way arising out of any breach of any representation, warranty or covenant of Seller contained herein or in the Contract, but only to the extent provided in Section 11(b) of the Contract and if a claim is made within the time limits set forth in
Section 3 of the Contract, and Purchaser shall be entitled to satisfy such claims from the closing proceeds; further provided however, that Seller shall not indemnify Purchaser for any monetary defaults of any Tenants.

         Subsection f of Section 3 of the Contract is hereby modified to provide that Seller shall not initiate any requests, applications or proceedings to alter or modify the zoning or other use restrictions applicable to the Property. Subsection h of Section 3 of the Contract is hereby modified to provide that Seller shall not cause any violation of any Environmental Laws on the Property, and shall not cause, or permit any third party to cause, any Hazardous Materials to be located on the Property.


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                  (e) The last sentence in Section 5 of the Contract is hereby deleted.

                  (f) Purchaser hereby acknowledges and agrees that, as a result of its due diligence investigation of the Property, and based on the information and documents that have been forwarded to Purchaser by Seller, as of the date hereof, is not aware of any information that would give rise to a breach of any of Seller's representations contained herein as a right of Purchaser to terminate the Contract. Seller agrees to promptly deliver to Purchaser any Documents (or any modifications or amendments thereto) not previously furnished to Purchaser that it shall receive.

                  (g) If prior to the Closing, Seller fails to perform all of its obligations under this Agreement in materially strict accordance with their terms for any reason (except for a Permitted Termination and except as may arise as a result of the default of Purchaser and except the Seller shall not be obligated to make any further repairs to or replacements in respect of the building facade), Seller shall be in default under this Agreement and Purchaser shall still be obligated to close the transaction and Purchaser shall be entitled to Purchaser's actual damages occasioned from such default, provided however, if any of the representations or warranties of Seller contained in subsections a, c, o, p and q of Section 3 shall not be true and correct as of the Closing Date or if Seller is unable to deliver the Title Policy at Closing, then Purchaser shall be entitled to a return of the Extension Payment, together with any and all interest earned thereon, and an additional amount equal to the Extension Payment as liquidated damages, or the remedy of specific performance.

                  (h) Notwithstanding anything to the contrary contained in Sections 3 and 5(b) of the Contract, as modified by this Section 3, (i) nothing herein shall relieve Seller of its duty to defend any claim of violation of any law with respect to the Property, and (ii) Seller shall not perform any act, or fail to perform any act, that would prejudice Purchaser's rights to enforce any legal remedy that Purchaser may have after Closing against a Tenant in default under the terms of a Lease.

         4. RENT ROLL. The following paragraph is inserted as Section 3(r) of the Contract:

                  (r) Attached hereto as EXHIBIT A is a true, complete and correct copy of the most recent rent roll of the Tenants. Seller has delivered to Purchaser copies of all Leases, and except as set forth in the documents delivered to Purchaser, none of the Leases have been modified, amended or altered in writing or otherwise, except as permitted as pursuant to Section 8(c) of the Contract.

         5. NO OTHER CHANGES. In all other respects, the terms and conditions of the Contract are hereby affirmed by the Parties, and any provisions of the Contract not inconsistent with the terms set forth herein shall remain in full force and effect.


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         IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed as of the day and year first set forth above.


                                   PURCHASER:

                                   MARK IV REALTY GROUP, INC., as agent
                                   for the Purchaser

                                   By: /s/ John L. Marks
                                      ------------------------------------------
                                            John L. Marks, President


                                   SELLER:

                                   REALTY REFUND TRUST

                                   By: /s/ Mark Misencik
                                      ------------------------------------------
                                   Print Name: Mark Misencik
                                              ----------------------------------
                                   Its: V.P
                                       -----------------------------------------

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